                                 EXHIBIT 10.20
                                 -------------


                                OPTION AGREEMENT

     This OPTION AGREEMENT is made and entered into as of this 22nd day of December, 1994 by and between:

     THE STROUSE, ADLER COMPANY, a Delaware corporation, having offices at 78
     --------------------------
     Olive Street, New Haven, Connecticut 06511 (Strouse, Adler"); and

     PBS ENTERPRISES LTD., a New York corporation, having offices located at 56
     --------------------
     Harrison Street, Suite 402, New Rochelle, New York 10801 ("PBS"); and

     DAVEDAN PROPERTIES LTD., a Jamaica limited liability company, having
     -----------------------
     offices located at Sandside, Port Maria, Jamaica ("Davedan"); and

     MAGGIE MANUFACTURING COMPANY LTD., a Jamaica limited liability company,
     ---------------------------------
     having offices located at Sandside, Port Maria, Jamaica ("Maggie").


                                    RECITALS

1. Strouse, Adler is engaged in the business of designing, manufacturing and marketing intimate apparel and specialty shapewear.

2. Davedan is the owner of certain real property and buildings and improvements thereon known as Lots 1 and 2, Sandside, Port Maria, Jamaica, as more particularly described on Schedule 1 (the "Site").
                               ----------

3. Maggie is engaged in the manufacture of intimate apparel at a facility located on the Site.

4. PBS is an Affiliate (as defined herein) of Davedan and Maggie; Maggie has contractual relationships with Davedan to utilize the Site and PBS has a contractual relationship with Maggie to utilize Maggie's manufacturing capacity.

5. PBS, Maggie and Strouse, Adler shall enter into a certain Exclusive Subcontracting Agreement of even date herewith pursuant to which Maggie shall agree to devote one hundred percent (100%) of its manufacturing capacity to the satisfaction of Strouse, Adler's requirements for the manufacture of intimate apparel (the "Exclusive Subcontracting Agreement").

6. As a condition of entering into the Exclusive Subcontracting Agreement, Strouse, Adler desires to acquire an option to purchase, and PBS desires to sell and to cause Maggie and Davedan to sell, upon exercise of such option, (i) all of PBS' sewing machines and Maggie's assets, except for certain Excluded Assets (as defined herein) and (ii) all of Davedan's rights in and to the Site and improvements thereon, subject to the terms and conditions hereof.


     NOW THEREFORE, in consideration of the foregoing and of the mutual representations, covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                                  Definitions
                                  -----------

     As used herein, the following terms shall have the meanings indicated:

"Actual Operating Costs" has the meaning set forth in the Exclusive
 ----------------------
Subcontracting Agreement.

"Affiliate" means, with respect to a party, any entity (including a natural
 ---------
person) controlled by, controlling or under common control with such party. For purposes hereof, the term "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ownership of voting securities, by conduct or otherwise.

"Annual Amount" has the meaning set forth in the Exclusive Subcontracting
 -------------
Agreement.

"Assets" shall mean all of the properties, rights, assets, businesses,
 ------
privileges, interests and claims, in the possession of Maggie or Davedan, wherever situated, of every kind, nature and description, tangible or intangible, relating to, or used in connection with, the Business, including, without limitation, all equipment, spare parts, leasehold improvements, supplies, books, records and the PBS sewing machines listed on Schedule 2.
                                                               ----------
Assets shall not include any Excluded Assets.

"Assumed Severance Obligations" means, calculated as of the Closing Date, the
 -----------------------------
amount owing to employees of Maggie in the nature of severance, redundancy or other payments assuming such employees were terminated by Maggie on the Closing Date.

"Business" means the business of manufacturing intimate apparel as conducted by
 --------
Maggie at the Site.

"Business Expansion Costs" has the meaning set forth in the Exclusive
 ------------------------
Subcontracting Agreement.

"Business Interruption" means any loss to, or destruction of, any of the Assets
 ---------------------
or the Property or any taking by any Governmental

Authority of any of the Assets or the Property, whether through the exercise of the right of condemnation, eminent domain, or otherwise, which event has a material adverse effect on the operation of the Business.

"Closing" has the meaning set forth in Section 4.1.
 -------

"Closing Date" has the meaning set forth in Section 4.1.
 ------------

"Deposit" means $70,000.00.
 -------

"Escrow Agent" has the meaning set forth in the Escrow Agreement.
 ------------

"Escrow Agreement" means an escrow agreement substantially in the form of
 ----------------
Exhibit 1 to be executed by PBS, Strouse, Adler and the Escrow Agent
---------
concurrently herewith.

"Excluded Assets" means (i) cash on hand, bank accounts and accounts receivable
 ---------------
owned by Maggie, Davedan or PBS on the Closing Date; (ii) any and all assets of PBS other than the sewing machines listed on Schedule 2; and (iii) any and all
                                             ----------
right, title and interest of Maggie, Davedan or PBS in and to this Agreement and any Related Agreement.

"Exclusive Subcontracting Agreement" has the meaning set forth in the fifth
 ----------------------------------
Recital.

"Expiration Date" means April 1, 1997, except that, in the event that PBS
 ---------------
notifies Strouse, Adler of its termination of the Exclusive Subcontracting Agreement pursuant to Article VI.D thereof or of this Agreement, the Expiration Date means (a) if such notice is received in 1995, the date six (6) months after receipt of such notice; (b) if such notice is received in 1996, the date three
(3) months after receipt of such notice; and (c) if such notice is received in 1997, the date forty-five (45) days after receipt of such notice; provided,
                                                                  --------
however, that, in any and all events, the Expiration Date shall not be later
-------
than April 1, 1997.

"Final Payment" means the aggregate amount received by PBS and Strouse, Adler,
 -------------
in the case of loss or destruction of the Assets or the Property, as final payment under all applicable policies of insurance in complete discharge and settlement of all claims thereunder, or, in the case of a taking of the Assets or Property, as an award or settlement upon compromise or other disposition of any and all claims relating to or arising out of such taking.

"Financial Information" has the meaning stated in Section 7.19.
 ---------------------

"Governmental Authority" means the governments of Jamaica and the United States
 ----------------------
or any state, county, borough, municipal, local, parish or other governmental department, entity, authority, commission, board, bureau, court, agency or any instrumentality of either of them.

"Lease" means that certain lease by and among Maggie and Davedan, dated March 1,
 -----
1988 pursuant to which Maggie has secured its right to use the Site for the conduct of the Business.

"Licenses" has the meaning set forth in Section 7.15.
 --------

"Loss" means any and all damages, demands, losses, obligations, tax, interest,
 ----
penalty, suit, judgment, order, lien, liabilities, debts, claims, actions, causes of action, encumbrances, costs and expenses, whether administrative, judicial or otherwise, of every kind and nature, including, without limitation, reasonable attorneys', consultants', accountants' and expert witness fees.

"Option" has the meaning set forth in Section 2.1.
 ------

"Option Notice" has the meaning set forth in Section 2.3.
 -------------

"PBS Parties" means PBS, Maggie and Davedan.
 -----------

"PBS Party Obligations" has the meaning set forth in Section 3.5.
 ---------------------

"Permitted Encumbrances" means those liens, encumbrances and restrictions on the
 ----------------------
Property set forth on Schedule 7.6.
                      ------------

"Projected Operating Costs" has the meaning set forth in the Exclusive
 -------------------------
Subcontracting Agreement.

"Property" means the Site, together with (i) all property rights, easements,
 --------
rights-of-way, privileges and appurtenances thereto; (ii) all leases, rents and profits derived therefrom; (iii) the right to use any street, road, highway or avenue, open or proposed, public or private, adjoining or adjacent thereto; (iv) all strips and gores adjoining or adjacent thereto; (v) all oil, gas and mineral rights; and (vi) any and all buildings, structures or improvements thereon or thereto.

"Purchase Price" has the meaning set forth in Section 3.1.
 --------------

"Related Agreements" means the Exclusive Subcontracting Agreement, the Escrow
 ------------------
Agreement, the Restrictive Covenant Agreement, the Specific Performance Agreement and any and all agreements, certificates or instruments to be executed and delivered in connection herewith or therewith.

"Remaining Subcontracting Payment" means, as of a given Closing Date, the
 --------------------------------
balance of the Annual Amount due and payable to PBS for the year in which such Closing Date occurs plus (a) $725,000.000, if such Closing Date is prior to
                    ----
December 31, 1995; or (b) $375,000.00, if such Closing Date is after December 31, 1995 and before December 31, 1996; provided, however, that if such Closing
                                       --------  -------
Date occurs after October 2, 1997, there shall be no Remaining Subcontracting Payment.

"Restrictive Covenant Agreement" means that certain agreement by and among
 ------------------------------
Strouse, Adler and PBS, Maggie, Davedan, Peter Shalleck and Sandy Shalleck of even date herewith.

"Shareholders" means Peter Shalleck, Sandy Shalleck and Anselmo Rodriguez.
 ------------

"Site" has the meaning set forth in the second Recital.
 ----

"Specific Performance Agreement" means that certain agreement by and among
 ------------------------------
Strouse, Adler, Peter Shalleck and Sandy Shalleck of even date herewith.


                                  ARTICLE II.

                               Option to Purchase
                               ------------------

2.1  Grant of Option. PBS hereby grants to Strouse, Adler an option (the
     ---------------
"Option") to purchase and acquire the Assets and the Property upon payment of the Purchase Price, such Option to be exercisable as provided herein.

2.2  Option Period. Subject to the terms and conditions hereof, the Option may
     -------------
be exercised by Strouse, Adler at any time after January 1, 1995 until the Expiration Date.

2.3. Manner of Exercise. Strouse, Adler may exercise the Option by providing
     ------------------
notice thereof to PBS, which notice shall designate the Closing Date (the "Option Notice"). Simultaneously with the giving of the Option Notice, Strouse, Adler shall pay the Deposit, by check or wire transfer, to the Escrow Agent to be held in escrow subject to the terms and conditions of the Escrow Agreement.

     Upon exercise of the Option by Strouse, Adler, the obligation of the PBS Parties to consummate the Closing as provided in Section 4.1 shall be absolute and unconditional, except for the satisfaction of the conditions set forth in
Article VI.

2.4  Caveat.  In order to maintain Strouse, Adler's rights to purchase the
     ------
Property, PBS agrees that Strouse, Adler may lodge a caveat against the Property, in form and substance acceptable to Strouse, Adler and PBS, which reflects the existence of this Agreement and Strouse, Adler's rights and Davedan's obligations hereunder and PBS undertakes to execute and deliver all documents and to do any acts or things necessary to accomplish the foregoing.


                                  ARTICLE III.

                                 Purchase Price
                                 --------------

3.1  Purchase Price. The purchase price for the Assets and the Property upon
     --------------
exercise of the Option (the "Purchase Price") shall
be $700,000.00 plus the amount of the Remaining Subcontracting Payment, if any,
               ----
calculated as of the Closing Date.

3.2  Adjustments to Purchase Price. The Purchase Price shall be reduced by an
     -----------------------------
amount equal to fifty percent (50%) of the Assumed Severance Obligations.

3.3  Allocation of Purchase Price. The Purchase Price shall be allocated among
     ----------------------------
the Assets and the Property in accordance with Schedule 3.3.
                                               ------------

3.5  No Assumption of Liabilities. It is specifically acknowledged and agreed by
     ----------------------------
the PBS Parties that at the Closing Strouse, Adler is, except for the Assumed Severance Obligations, assuming no liabilities of any PBS Party of any nature whatsoever, whether absolute, accrued, contingent or otherwise ("PBS Party Obligations"), including, but not limited to (a) liabilities in respect of taxes due or payable to any Governmental Authority; (b) any liabilities for uncleared checks, provided that the underlying liability with respect to such check is not an Actual Operating Cost or a Business Expansion Cost; (c) any executory obligation of any PBS Party under any contracts or agreements of any PBS Party;
(d) any obligations or liabilities to any current or former employee of any PBS Party, including, without limitation, obligations or liabilities with respect to accrued vacation, sick leave, severance or any payments relating to such employee's work attendance record; and (e) any liability or obligation on account of any claim for broker's or finder's fees or commissions arising by reason of any services alleged to have been rendered on behalf of any PBS Party with respect to this Agreement or any Related Agreement. Strouse, Adler agrees to timely pay and discharge the Assumed Severance Obligations and the PBS Parties agree to timely pay and discharge all PBS Party Obligations.


                                  IV. ARTICLE

                                    Closing
                                    -------

4.1  Closing. The closing of the sale and purchase of the Assets and the
     -------
Property (the "Closing") shall take place at the offices of Brenner, Saltzman & Wallman, 270 Whitney Avenue, New Haven, Connecticut, 06511, or such other place as the parties may agree, on the closing date set forth in the notice of exercise of the Option given by Strouse, Adler pursuant to Section 2.3 (the "Closing Date"); provided, however, that such Closing Date shall not be later than January 15, 1998.

4.2  PBS Closing Deliverables. At the Closing, PBS shall deliver the following
     ------------------------
documents and things to Strouse, Adler:

     (a)  Bill of Sale. A duly executed Bill of Sale or other appropriate
          ------------
     document(s) conveying to Strouse, Adler good and marketable fee simple title to the Property free and clear of all mortgages, liens and encumbrances and other conditions of title in form and substance customary in Jamaica.

     (b)  Termination of Lease. A termination of the Lease in recordable form.
          --------------------

     (c)  Property Records. Originals of all of the following documents relating
          ----------------
     to the Property, if applicable: (i) licenses, permits and certificates of occupancy; (ii) service contracts and maintenance agreements; (iii) warranties or guaranties, including warranties or guarantees given by general contractors, subcontractors, suppliers and manufacturers with respect to any buildings or improvements on the Property; (iv) appraisals, paid tax bills for the year in which the Closing occurs, tax assessment notices; (v) engineering reports or other, similar, technical data and information; (vi) as-built plans and specifications, including specifications for any proposed improvement to the Property; (vii) any material correspondence which discloses claims, allegations or other adverse information regarding the Property, including with respect to environmental and other conditions regarding health and safety. It shall not be the responsibility of Maggie, Davedan or PBS to obtain any such documents if they do not currently exist.

     (d)  Assignment and Bill of Sale of Davedan PBS and Maggie. A duly executed
          -----------------------------------------------------
     Assignment and Bill of Sale in form and substance satisfactory to Strouse, Adler conveying all of the Assets to Strouse, Adler free and clear of all liens and encumbrances, including, without limitation, those listed on

     Schedule 7.10.
     -------------

     (e)  Resolutions. Certified copies of the resolutions duly adopted by the
          -----------
     shareholders and board of directors of each of PBS, Maggie and Davedan authorizing the execution, delivery and performance of this Agreement and the transfer of the Assets and Property, which resolutions shall be in full force and effect at the time of delivery.

     (f)  Releases. Releases of any and all mortgages, liens, pledges,
          --------
     encumbrances, including, without limitation, Permitted Encumbrances and those encumbrances listed on Schedule 7.10.
                                  -------------

     (g)  Legal Opinion.  An opinion of counsel to PBS, Maggie and Davedan in
          --------------
     form and substance acceptable to Strouse, Adler and its counsel as to the matters described in Sections 7.1, 7.2, 7.3, 7.4 and 7.16.

4.3  Strouse, Adler Closing Deliverables. At the Closing, Strouse, Adler shall
     -----------------------------------
deliver the following documents and things to PBS:

     (a)  Payment of Purchase Price. The Purchase Price, less the Deposit, by
          -------------------------
     bank check or wire transfer.

     (b)  Resolutions. Certified copies of the resolutions duly adopted by the
          -----------
     board of directors of Strouse, Adler authorizing the execution and delivery of and performance of its obligations under this Agreement, which resolutions shall be in full force and effect at the time of delivery.

     (c)  Legal Opinion. An opinion of counsel to Strouse, Adler in form and
          -------------
     substance acceptable to the PBS Parties and their counsel as to the matters described in Section 8.1, 8.2 and 8.3.

                                 ARTICLE V

                      Closing Conditions of Strouse, Adler
                      ------------------------------------

     All of the obligations of Strouse, Adler to consummate the Closing are subject to the satisfaction at or prior to the Closing of each and every one of the following conditions precedent (any of which may be waived by Strouse, Adler in its sole discretion):

5.1  Representations and Warranties True. Each of the representations and
     -----------------------------------
warranties of PBS contained herein or in any certificate or document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date.

5.2  Performance. PBS shall have performed and complied with all of the
     -----------
agreements, covenants and obligations required under this Agreement to be performed prior to or at the Closing and all conditions to be fulfilled by persons other than the parties to this Agreement shall have been so fulfilled.

5.3  Delivery of PBS Deliverables. PBS shall have delivered prior to or at the
     ----------------------------
Closing all of the documents and items set forth in Section 4.2.

5.4  Nonoccurrence of Certain Events. There shall not have occurred or been
     -------------------------------
discovered any event, condition, fact or circumstance, including any change in the political, social or economic climate of Jamaica, which has affected or which may adversely affect in any material respect (a) Strouse, Adler's ability to operate the Business as such Business is being operated on the date hereof and on the Closing Date; or (b) the condition of the Assets or the Property. In addition, no litigation, arbitration or other legal or administrative proceeding shall have been commenced or shall be pending by or before any court, arbitration panel or Governmental Authority or official thereof, and no statute, rule or regulation of any Governmental Authority shall have been enacted after the date of this Agreement, and no judicial or administrative decision shall have been rendered which (i) enjoins or prohibits the consummation of all or a material part of the transactions contemplated by this Agreement; (ii) is an action by any Governmental Authority which seeks to enjoin or prohibit the consummation of all or a material part of the transactions contemplated by this Agreement; or (iii) affects in any way (x) Maggie or PBS' title to the Assets or ability to transfer to Strouse, Adler good title to the Assets; or (y) Davedan's title to the Property or ability to transfer good, marketable title to the Property. In such event, there shall be no Strouse, Adler claim for damages or specific performance against PBS, Davedan or Maggie.

5.5  Consents. PBS and Strouse, Adler shall have obtained all authorizations,
     --------
consents, waivers and approvals as may be required in connection with the consummation of the transactions contemplated hereby.


                                   ARTICLE VI

                           Closing Conditions of PBS
                           -------------------------

     All of the obligations of PBS to consummate the Closing are subject to the satisfaction at or prior to the Closing of each and every one of the following conditions precedent (any of which may be waived by PBS in its sole discretion):

6.1  Representations and Warranties True. Each of the representations of
     -----------------------------------
Strouse, Adler contained herein or in any certificate or document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date.

6.2  Performance. Strouse, Adler shall have performed and complied with all of
     -----------
the agreements, covenants and obligations required under this agreement to be performed prior to or at the Closing and all conditions to be fulfilled by persons other than the parties to this Agreement shall have been so fulfilled.

6.3  Delivery of Strouse, Adler Deliverables. Strouse, Adler shall have
     ---------------------------------------
delivered prior to or at the Closing all of the documents and things set forth in Section 4.3.

6.4  Nonoccurrence of Certain Events. No litigation, arbitration or other legal
     -------------------------------
or administrative proceeding shall have been commenced or shall be pending by or before any court, arbitration panel or Governmental Authority or official thereof, and no statute, rule or regulation of any Governmental Authority shall have been enacted after the date of this Agreement, and no judicial or administrative decision shall have been rendered which (i) enjoins or prohibits the consummation of all or a material part of the transactions contemplated by this Agreement; or (ii) is an action by any Governmental Authority which seeks to enjoin or prohibit the consummation of all or a material part of the transactions contemplated by this Agreement.

                                 ARTICLE VII

                     Representations and Warranties of PBS
                     -------------------------------------

     In order to induce Strouse, Adler to enter into this Agreement and the Related Agreements, to exercise the Option and to consummate the transactions contemplated hereby, PBS hereby represents and warrants to Strouse, Adler for and on behalf of the PBS Parties as follows:

7.1  Organization. PBS is a corporation duly organized, validly existing and in
     ------------
good standing under the laws of the State of New York. Each PBS Party has all requisite right, power and authority to enter into this Agreement and the Related Agreements (as the case may be) and to consummate the transactions contemplated hereby and thereby. The Shareholders are all of the shareholders (as the case may be) of PBS, Maggie and of Davedan.

7.2  Authorization of Agreement. The execution and delivery of, and the
     --------------------------
performance of the obligations under, this Agreement and the Related Agreements (as the case may be) by each of the PBS Parties has been duly authorized by all requisite corporate and company (as the case may be) action. This Agreement and each of the Related Agreements to which he, she or it is a party constitute the legal, valid and binding obligation of the PBS Parties and the Shareholders, enforceable against each of them in accordance with their respective terms. The Related Agreements are in full force and effect.

7.3  No Violation or Conflict. The execution and delivery of, and the
     ------------------------
performance of the obligations under, this Agreement and each of the Related Agreements by the PBS Parties and the Shareholders (as the case may be) and the consummation of the transactions contemplated hereby and thereby, and the compliance with the terms hereof and thereof, (i) do not and will not violate or conflict with any provision of law or regulation, or any writ, order or decree of any court or Governmental Authority, or any term of the certificate of incorporation, bylaws, articles of association or memorandum of association of such PBS Party; (ii) do not and will not, with or without the passage of time or the giving of notice or both, result in a breach of, or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon the Property or any of the Assets under, any agreement or instrument to which any of the PBS Parties or the Shareholders is a party or pursuant to which the Assets or the Property may be bound or affected.

7.4  Consent or Approval of Governmental Authorities. No consent, approval or
     -----------------------------------------------
authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority is required in connection with the execution, delivery or performance by the PBS Parties or the Shareholders of this Agreement or any Related Agreement or the consummation of the transactions contemplated hereby or thereby which has not been obtained, complied with or otherwise satisfied.

7.5  Solvency. None of the PBS Parties or the Shareholders has (i) made an
     --------
assignment for the benefit of creditors; (ii) been adjudicated bankrupt; or
(iii) filed a petition in voluntary bankruptcy or sought reorganization, the appointment of a receiver or other accommodation with his, her or its creditors under any law, regulation or rule respecting bankruptcy or reorganization.

7.6  Title to Real Property. Davedan is the owner of marketable title to the
     ----------------------
Property, free and clear of all liens, encumbrances and restrictions of any kind, except those Permitted Encumbrances set forth on Schedule 7.6.
                                                       ------------

7.7  Certain Real Property Matters. No portion of the Property is, or to the
     -----------------------------
knowledge of the PBS Parties, will be, affected by any special assessments or impact fees imposed by any Governmental Authority. None of the PBS Parties has received notice, or has any knowledge of (a) any change contemplated in the requirements of any Governmental Authority, (b) any judicial or administrative action, (c) any action by adjacent landowners, or (d) any material adverse condition affecting (i) the Business or the Property, (ii) the operation by either Strouse, Adler or Maggie of the Business, or (iii) the ability of Strouse, Adler to conduct the Business or use the Property in a manner substantially the same as the conduct of the Business and the use of the Property by Maggie immediately prior to the date hereof. Except for Maggie and Strouse, Adler, there are no other parties in possession of any portion of the Property whether as lessees, tenants at sufferance, trespassers or otherwise.

7.8  Notices. As of December 22, 1994, none of the PBS Parties has received
     -------
notice from, or has knowledge of, any insurance company, board of fire underwriters (or other body exercising similar functions) or Governmental Authority (i) requesting the performance of any repairs, alterations or other work on the Property, (ii) that the either the Property or the use or operation thereof is currently in violation of any zoning, environmental, health, safety or land use law, rule or regulation; (iii) that any investigation has commenced or is contemplated regarding such a violation. If any PBS Party receives such a notice after December 22, 1994, PBS shall promptly notify Strouse, Adler. None of the PBS Parties has received written notice of the institution of any proceedings by any Governmental Authority relating to any proposed taking of any portion of the property by condemnation, eminent domain or under similar authority.

7.9  Service Contracts. There are no service contracts, warranties, permits,
     -----------------
licenses, as-built plans or specifications pertaining to the Property as of the date of this Agreement.

7.10 Title to Assets. Maggie and PBS have, and upon consummation of the
     ---------------
transactions contemplated hereby, Strouse, Adler will have,
good title to all of the Assets necessary to allow Strouse, Adler to operate the Business in the same manner as the Business is being operated prior to the date hereof. None of the Assets is subject to any mortgage, lien, pledge, encumbrance, claim or charge of any kind, except as disclosed on Schedule 7.10.
                                                                 -------------
The Assets include all of the tangible and intangible property as of the Closing Date necessary to the conduct of the Business as conducted by Maggie prior to the Closing Date. None of the Assets is used by PBS, Maggie, Davedan or any third party in connection with the operation of any business other than the Business. All of the Assets are located on the Property.

7.11 Leases. Maggie is not a party to any lease, whether written or oral,
     ------
relating to the Assets or the Business other than the leases described on
Schedule 7.11. All of the leases described on Schedule 7.11 are in full force
-------------                                 -------------
and effect on the date hereof and on the Closing Date and none is in default.

7.12 Contracts. To the knowledge of the PBS Parties, there are no contracts,
     ---------
commitments, licenses, agreements or permits of a material nature which relate in any manner to the Business.

7.13 Compliance With Laws. To the knowledge of the PBS Parties, each of the PBS
     --------------------
Parties is in compliance with all laws, rules or regulations applicable to the conduct of the Business, including the Property and the Assets. None of the PBS Parties is subject to any order, judgement or decree of any Governmental Authority, or is presently charged or threatened with, or subject to any investigation, proceeding or inquiry of any Governmental Authority. No PBS Party has received notice of, or has knowledge of, any uncorrected violation of any law, rule or regulation with respect to any PBS Party or the conduct of their respective businesses, including the Business, or properties or assets, including the Property and the Assets, asserted by a Governmental Authority.

7.14 Employee Matters. To the knowledge of the PBS Parties, the Business has
     ----------------
not been the object of any union organizing activity and there have been no attempts to organize the employees of the Business either by organized unions or the employees themselves. None of the PBS Parties is subject to any collective bargaining agreement or similar agreement or arrangement with any union or labor organization. No election or proceeding relating to labor relations of the Business is pending or, to the knowledge of the PBS Parties, threatened, nor is any labor dispute or disturbance pending or, to the knowledge of the PBS Parties, threatened. Maggie is generally on good terms with its employees. Except as described on Schedule 7.14, none of the PBS Parties has any pension or
                       -------------
profit-sharing plan or employee benefit or severance plan of any kind for any of its employees, has any written employment agreement with any of its employees, or is in breach of any oral or written agreement or understanding with respect to employment. Except as described on Schedule 7.14, all employees of Maggie are
                                      -------------
terminable at will and without payment of, or the incurring of any liability relating to, severance, accrued vacation pay, sick leave or any amount due in respect of any employee's work attendance record or any other benefits as a result of such termination.

7.15 Licenses and Permits. As of December 22, 1994, Maggie has all licenses,
     --------------------
approvals, franchises, certificates, permits, planning permissions or authorizations ("Licenses") necessary for the conduct of the Business and all such Licenses are in full force and effect and no action or claim is pending, and no notice of any action or claim has been received, which threatens to revoke, vary, modify, suspend or terminate any License or declare any License invalid in any respect. Neither the execution or delivery of nor the performance of the obligations under this Agreement or any Related Agreement shall adversely effect the status of any License nor permit or cause such License to be terminated. A list of all Licenses is set forth on Schedule 7.15.
                                                   -------------

7.16 Litigation. There are no actions, suits, proceedings or investigations
     ----------
pending, or to the knowledge of the PBS Parties, threatened, nor has any notice of any of such items been received by any PBS Party, in any court or before any Governmental Authority against or affecting any of the PBS Parties, any of the Assets or any portion of the Property.

7.17 Zoning. To the knowledge of the PBS Parties, the Property conforms in all
     ------
respects to and with all applicable requirements of any Governmental Authority regarding zoning and land use so that the present use of the Property in the Business is a proper use (which is not impaired, limited, restricted or otherwise modified by the transfer to Strouse, Adler).

7.18 Tax Matters. All tax returns and reports required to be filed by any of
     -----------
the PBS Parties pursuant to the requirements of any Governmental Authority have been timely filed with the appropriate Governmental Authority and all taxes required to be paid have been timely paid. No objection to any return, report or payment or claim for additional taxes is currently being asserted.

7.19 Financial Information. The PBS Parties have furnished to Strouse, Adler
     ---------------------
certain financial information regarding Maggie and Maggie's use of the Property and conduct of the Business, which information is set forth in Schedule 7.19
                                                               -------------
(the "Financial Information"). The Financial Information is a true, accurate and complete description of all direct manufacturing expenses of Maggie for the 1993 calendar year.

7.20 Illegal Payments. None of the PBS Parties has (i) made any contributions,
     ----------------
payments or gifts of its funds or property to or for the private use of any official, employee or agent of any Governmental Authority where either the payment or the purpose of such contribution, payment or gift is illegal under the laws of any Governmental Authority; (ii) established or maintained any unrecorded fund or asset for any purpose, or has made any false or artificial entries on any of its books or records for any reason; (iii) made any payments to persons with the intention or understanding that any part of such payment was to be used for any purpose other than that described in the documents supporting the payment; or (iv) made any contribution, or has reimbursed any political gift or contribution made by any other person, to a candidate for public office where such contribution would violate the applicable laws of any Governmental Authority.

7.21 Commitments. To the knowledge of the PBS Parties, no commitments relating
     -----------
to the Property or Assets have been made to any Governmental Authority, utility company, school board, church or other religious body or any homeowner or homeowners association or any other organization, group or individual which would impose an obligation upon Strouse, Adler or its successors or assigns or Affiliates to make any contribution, dedication of money or land, or to construct, install or maintain any improvements of a public or private nature on or off the Property. No Governmental Authority has imposed any requirement that any owner of the Property or the Assets pay directly or indirectly any special fees or contributions or incur any expense or obligations in connection with the Property or the Assets.

7.22 No Material Adverse Change. Since January 1, 1994, the Business has been
     --------------------------
operated in the ordinary course and consistent with past practice. Without limiting the generality of the foregoing, there has not been (i) any material adverse change in the Business, the Assets, the Property or the cost of operating the Business, nor, to the knowledge of the PBS Parties, are such changes threatened, anticipated or contemplated; (ii) any material increase in the compensation paid to any employee; (iii) any actual, or to the knowledge of the PBS Parties, threatened, anticipated or contemplated material damage, destruction, loss, conversion, termination, cancellation, default, or taking by condemnation, eminent domain or other action by any Governmental Authority which has materially affected or which may hereafter materially affect the Business, the Assets or the Property; (iv) any material and adverse pending or, to the knowledge of the PBS Parties, threatened, anticipated or contemplated dispute with any supplier, employee, adjacent landowner or Governmental Authority or any pending or, to the knowledge of the PBS Parties, threatened, anticipated or contemplated occurrence or situation which is likely to result in a material change in the terms or conditions of any relationship with any supplier, employee, adjacent landowner or Governmental Agency regarding the Business; or
(v) any pending or, to the knowledge of the PBS Parties, threatened, anticipated or contemplated occurrence or situation materially and adversely affecting the Business, the Assets or the Property, including any adverse change in the political, social or economic climate of Jamaica.

7.23 Adverse Legislation. None of the PBS Parties has any knowledge of any
     -------------------
legislation which has been enacted, or rule or regulation promulgated, by any Governmental Authority within the twelve (12) months preceding the date hereof up to and including the Closing Date, or any proposed legislation, rule or regulation currently pending before any Governmental Authority which materially and adversely affects the Business, the Assets or the Property. None of the PBS Parties has any knowledge of any law, rule or regulation of any Governmental Authority which makes, or will make Strouse, Adler or its successors, assigns or Affiliates liable for any liability, obligation or indebtedness of any PBS Party. If any PBS Party acquires knowledge of such legislation, rule or regulation prior to the Closing Date, PBS shall promptly notify Strouse, Adler thereof.

7.24 Disclosure. No representation or warranty contained in this Agreement and
     ----------
no statement, report or certificate furnished or to be furnished to Strouse, Adler by or on behalf of any PBS Party pursuant hereto or pursuant to any Related Agreement or in connection with the transactions contemplated hereby or thereby contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary in order to render the statements contained herein or therein not misleading or omits or will omit to state a material fact necessary in order to provide a prospective purchaser of the Assets and the Property with full and proper information as to the same and as to the prospects of the Business and the value of the assets and properties used therein.


                                 ARTICLE VIII.

                Representations and Warranties of Strouse, Adler
                ------------------------------------------------

     In order to induce PBS to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby, Strouse, Adler hereby represents and warrants to PBS as follows:

8.1  Organization. Strouse, Adler is a corporation duly organized, validly
     ------------
existing and in good standing under the laws of the State of Delaware. Strouse, Adler has all requisite right, power and authority to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby.

8.2  Authorization of Agreement. The execution and delivery of and the
     --------------------------
performance of the obligations under this Agreement and the Related Agreements by Strouse, Adler have been duly authorized by all requisite corporate action. This Agreement and each of the Related Agreements constitute the legal, valid and binding obligations of Strouse, Adler, enforceable in accordance with their respective terms.

8.3  No Violation or Conflict. The execution and delivery of and the performance
     ------------------------
of the obligations under this Agreement and the Related Agreements by Strouse, Adler, the consummation by it of the transactions contemplated hereby and thereby, and the compliance by it with the terms hereof and thereof, do not and will not violate or conflict with any provision of law or regulation, or any writ, order or decree of any court or Governmental Authority, the violation of which would interfere with Strouse, Adler's ability to consummate the transactions contemplated hereby and thereby, or any term of its certificate of incorporation or bylaws.

8.4  Brokers and Finders. Strouse, Adler has not been solicited or contacted by
     -------------------
any financial advisor, broker or finder and Strouse, Adler has not incurred, nor will it incur, any broker's, finder's or similar fees, commissions or expenses payable by any party hereto in connection with the transactions contemplated by this Agreement or the Related Agreements.


                                  ARTICLE IX.

                            Conduct Prior to Closing
                            ------------------------

9.1  Operation of Business. From January 2, 1995 until the Closing, Strouse,
     ---------------------
Adler and PBS shall each use its best efforts to ensure that the Business is operated in accordance with the Exclusive Subcontracting Agreement.

9.2  PBS Party Obligations. From the date hereof until the Closing, the PBS
     ---------------------
Parties agree, except with the prior written consent of Strouse, Adler, which shall not be unreasonably withheld, not to sell, lease, assign or dispose of any Assets other than in the ordinary course of business, or create, incur or suffer to be created or incurred any lien, pledge, mortgage or other encumbrance upon the Assets or the Property which cannot be satisfied out of the proceeds of the Closing.

9.3  Access to Information. PBS shall cause Maggie and Davedan and their
     ---------------------
professional consultants to give Strouse, Adler, its representatives, lenders, appraisers, engineers, lawyers, accountants, and its other professional consultants full and continuous access to the Property and the Assets, input and cooperation, during all business hours on all business days to all of the employees, accountants, offices, books and records relating to the Business, and to furnish such information and documents regarding the Business, the Assets and the Property as Strouse, Adler and its representatives or consultants may reasonably request and as are usually available in order that Strouse, Adler may conduct such factual, legal, accounting and tax due diligence as is appropriate for a transaction of the type and magnitude of the transactions contemplated hereby.

9.4  Diligent Application for all Approvals. Commencing upon the giving by
     --------------------------------------
Strouse, Adler of the Option Notice, the PBS Parties agree to use their best efforts to assist Strouse, Adler in preparing and in making diligent and expeditious application for, to follow up on, and to actively and diligently pursue all approvals, consents and licenses necessary for the consummation of the transactions contemplated hereby or for the maintenance and operation by Strouse, Adler of the Business after the Closing Date.

9.5  Risk of Loss. From the execution of this Agreement until the Closing Date,
     ------------
PBS shall bear all risk of loss to the Assets and the Property and the legal doctrine of equitable conversion shall not be applicable to this Agreement or any Related Agreement or any of the transactions contemplated hereby or thereby. Strouse, Adler shall reimburse Maggie and PBS for any property and liability insurance obtained with respect to the Assets or the Property until the Closing, which amount shall be included as an Actual Operating Expense under the Exclusive Subcontracting Agreement.

     In the event of any Business Interruption, PBS shall immediately notify Strouse, Adler of the existence and nature thereof and, for the duration thereof, all of Strouse, Adler's obligations under the Exclusive Subcontracting Agreement, including the obligation to make payments thereunder, shall be suspended and any payments previously made hereunder or under any Related Agreement which relate to the period of time covered by the duration thereof shall be equitably reduced. If such Business Interruption continues or is reasonably expected to continue for more than sixty (60) days, within thirty
(30) days of receipt of such notice, Strouse, Adler shall give PBS notice either
(a) requiring PBS to repair, rebuild or restore the Assets and the Property (as the case may be) as near as practicable to the state thereof prior to such Business Interruption; or (ii) of Strouse, Adler's intention to terminate the Exclusive Subcontracting Agreement, which termination shall be effective upon receipt by PBS of such notice.

     In the event that Strouse, Adler exercises its option to require PBS to repair, rebuild or restore the Assets and the Property because of a Business Interruption continuing more than sixty (60) days or in the event of any other Business Interruption, PBS shall use its best efforts and due diligence to repair, rebuild or restore the Assets and the Property as soon as possible and all insurance proceeds of Maggie shall be made available to PBS for such repair, rebuild or restoration. In the event of any Business Interruption extending beyond the Expiration Date, the Option shall remain in full force and effect and it shall be exercisable for thirty (30) days after receipt of Final Payment.


                                  ARTICLE X.

                                   Indemnity
                                   ---------

10.1 Survival of Representations and Warranties. All representations,
     ------------------------------------------
warranties, covenants and agreements made by any party hereto, and every one of the rights and remedies afforded to the non-breaching party with respect to any breach thereof shall be effective irrespective of any investigation, inspection or inquiry made at any time by or on behalf of any other party or by its employees or agents or by reason of any prior knowledge thereof. No representation or warranty in Articles VII or VIII shall survive the Closing except for representations in Sections 7.6 and 7.10, which shall survive the Closing.

10.2 Obligations Joint and Several. Each of Maggie, Davedan and PBS recognizes
     -----------------------------
and acknowledges that each and every obligation of any one of them or all of them hereunder is joint and several as to each of them.

10.3 Indemnification by PBS Parties. Each of the PBS Parties, jointly and
     ------------------------------
severally, assumes, indemnifies and agrees to hold Strouse, Adler harmless from, against and in respect of:

     (a) any Loss arising out of, relating to, or in connection with the operation of the Business prior to January 2, 1995 or the condition of the Property on January 2, 1995 arising out of any fact, action, omission, circumstance or event which occurred prior to January 2, 1995, even if discovered after January 2, 1995;

     (b) any Loss attributable to any breach of any warranty or representation, or the failure by any PBS Party to observe or perform any covenant or agreement, of any PBS Party contained herein or in any Related Agreement; or

     (c)  any Loss suffered or incurred in enforcing this indemnity.

10.4 Indemnification by Strouse, Adler. Strouse, Adler assumes, indemnifies and
     ---------------------------------
agrees to hold each of the PBS Parties harmless from, against and in respect of:

     (a) any Loss attributable in any way to the operation of the Business or the Property after January 2, 1995 and through the Closing Date, except for items covered in Sections 9.5 or 10.3 hereof or under the Exclusive Subcontracting Agreement;

     (b) any Loss attributable to any breach of any warranty or representation, or the failure by Strouse, Adler to observe or perform any covenant or agreement, contained herein or in any Related Agreement; or

     (c)  any Loss suffered or incurred in enforcing this indemnity.


                                  ARTICLE XI.

                      Additional Covenants and Agreements
                      -----------------------------------

11.1 No Solicitation. Upon execution of this Agreement until the earlier of the
     ---------------
Closing or the Expiration Date, none of the PBS Parties shall directly, or through a third party solicit, initiate or participate in any discussions or negotiations with, or provide any information to, any entity other than Strouse, Adler or its representatives and affiliates concerning any offer or proposal for any merger, sale of substantial assets, sale of shares of capital stock or debt securities, joint venture or any similar transaction, unless such entity is made aware of the existence of this Agreement and the Related Agreements and the encumbrance on the Property and the Assets created hereby and thereby.

11.2 Confidentiality. Any and all information supplied by Strouse, Adler or any
     ---------------
PBS Party, or learned by the Strouse, Adler in the course of its due diligence investigation and the terms and conditions of this Agreement and any Related Agreement ("Confidential Information") shall be held in strict confidence and disclosed only to employees, agents or representatives of the parties and on a need to know basis. In the event of a termination of this Agreement, (a) any documents, computer disks or other materials containing Confidential Information, together with any copies thereof, shall be immediately returned to the disclosing party, and (b) all Confidential Information shall be maintained in strict confidence; provided, however, that Confidential Information may be disclosed to the extent (i) it becomes available to the public generally or becomes known to competitors of the disclosing party through sources other than the parties hereto, (ii) such information was lawfully acquired by the other party from a third party, or (iii) such disclosure is required by any Governmental Authority. Nothing in this Section 11.2 shall prevent or otherwise restrict Strouse, Adler from disclosing Confidential Information to the National Association of Securities Dealers where required or appropriate.

11.3 Post-Closing Access. In connection with any matter relating to any period
     -------------------
prior to, or any period ending on, the Closing Date, Strouse, Adler shall, upon request and at the expense of PBS, permit PBS and its representatives full access at all reasonable times during normal business hours to the books and records of Maggie relating to the Business and Davedan relating to the Property, for such period. Strouse, Adler shall not dispose of such books and records during the three (3) year period commencing on the Closing Date without the consent of PBS, which shall not be unreasonably withheld. Following the expiration of such three (3) year period, Strouse, Adler may dispose of such books and records at any time upon giving fifteen (15) days written notice to PBS, unless PBS agrees to take, and does take, possession of such books and records within such fifteen (15) day period at no expense to Strouse, Adler.

11.4 Publicity. There shall be no press release or public announcement
     ---------
concerning this Agreement, any Related Agreement or the transactions contemplated hereby or thereby unless such an announcement is required by any Governmental Authority. In the event such an announcement or press release is to be made, the parties shall cooperate in the preparation thereof. Whenever practicable, each party shall furnish drafts of all such press releases and announcements to the other party prior to their release.

11.5 Taxes.  Each of Strouse, Adler and the PBS Party, respectively, shall
     -----
timely pay and discharge any taxes or assessment including, without limitation, conveyance taxes and stamp duties, assessed upon each of them in connection with the purchase and sale of the Assets and Property. Except as required by law, there shall be no withholding of the Purchase Price to satisfy the taxes referred to herein.


                                  ARTICLE XII.

                 Rights of Termination and Remedies for Default
                 ----------------------------------------------

12.1 Default by PBS Parties. In the event that all of the conditions set forth
     ----------------------
in Article V of this Agreement have been satisfied or waived by Strouse, Adler on or prior to the Closing Date, but any of the PBS Parties is (a) unwilling to consummate the Closing in accordance with the terms and conditions of this Agreement; or (b) is unable to consummate the Closing in accordance with the terms and conditions hereof if the facts, circumstances or conditions resulting in such inability were within the control of any PBS Party or if the best efforts of any PBS Party could remedy, cure, solve, satisfy or eliminate such facts, circumstances or conditions resulting in such inability; or (c) in the event that any of the PBS Parties is otherwise in breach of this Agreement or any Related Agreement, then Strouse, Adler may proceed to enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Related Agreement, or for an injunction against a violation of any of the terms hereof or thereof, or in and of the exercise of any power granted hereby or thereby or by law. Each of the PBS Parties recognizes that in such event, any remedy at law may be inadequate and that, therefore, Strouse, Adler may seek such equitable relief, including, without limitation, temporary and permanent injunctive relief. No course of dealing and no delay on the part of Strouse, Adler in exercising any right shall operate as a waiver thereof or otherwise prejudice any of Strouse, Adler's rights. No right conferred hereunder or under any Related Agreement shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the generality of the foregoing, Strouse, Adler shall be entitled to recover, among other things, reasonable attorneys' fees and expenses incurred by it in enforcing this Agreement and any Related Agreement.

12.2 Strouse, Adler's Right to Terminate. If any one or more of the conditions
     -----------------------------------
set forth in Article V has not been fulfilled, satisfied or waived in writing by Strouse, Adler on or prior to the Closing Date, then Strouse, Adler, at its option, may terminate this Agreement, effective upon receipt by PBS of such notice. In the event of any such termination, PBS shall immediately refund to Strouse, Adler the Deposit and if such termination was caused by the occurrence of an event or condition described in Section 5.4 hereof, all of the remaining obligations of the PBS Parties hereunder and under any Related Agreement shall terminate; otherwise, Strouse, Adler's exercise of its right of termination and any return of the Deposit shall not be in limitation of Strouse, Adler's other rights and remedies hereunder or in any Related Agreement and no PBS Party shall be released from any liability hereunder or under any Related Agreement. In any event, upon any such termination by Strouse, Adler, all of the obligations of Strouse, Adler hereunder and under any Related Agreement shall immediately terminate.

12.3 Default by Strouse, Adler. In the event that the PBS Parties are ready,
     -------------------------
willing and able to proceed with the Closing and all of the conditions set forth in Article VI have been fulfilled, satisfied or waived in writing by PBS, and Strouse, Adler fails to complete the transactions contemplated by this Agreement on the Closing Date, then PBS, at its option, may terminate this Agreement, effective upon receipt from PBS of such notice. In the event of any such termination, PBS shall retain, as liquidated damages, the Deposit and the Exclusive Subcontracting Agreement, if it has been previously terminated, shall be immediately reinstated and shall remain in full force and effect until the date nine (9) months after the effective date of such termination. The Annual Amount to be paid thereunder for such nine-month period shall be equal to 75% of the Annual Amount for the then-current year of the Exclusive Subcontracting Agreement. PBS' right to retain the Deposit and to reinstatement of the Exclusive Subcontracting Agreement shall be its sole and exclusive remedy in the event of such a failure.

12.4 PBS Right to Terminate. At any time after July 1, 1995 and prior to January
     ----------------------
16, 1997, and provided that Strouse, Adler has not previously exercised the Option and further provided that no loss or taking has occurred under Section 9.5, PBS may terminate this Agreement at its option upon not less than twelve
(12) months written notice to Strouse, Adler. In the event of any termination of this Agreement by PBS, subject to Strouse, Adler's right to exercise the Option until the Expiration Date, all of the obligations of Strouse, Adler and the PBS Parties hereunder and under any Related Agreement shall terminate.

12.5 Adjustments upon Termination.  Upon any termination of this Agreement or
     ----------------------------
any Related Agreement by either Strouse, Adler or PBS for any reason or no reason, PBS shall refund to Strouse, Adler any Annual Amount or Actual Operating Costs or Business Expansion Costs paid to PBS prior to the date such termination is effective but which relate to the period after such date. Strouse, Adler shall remain liable for any Business Expansion Costs incurred by it prior to termination.

12.6 Force Majeure. Neither Strouse, Adler nor any PBS Party shall be
     -------------
responsible for the nonfulfillment of any of its obligation under this Agreement or any Related Agreement, if such nonfulfillment is due to force majeure, including but not limited to, earthquakes, acts of war, acts of the public enemy, hurricanes, floods or any other deed or act, whether or not named explicitly herein, which is beyond the control of the affected party and which cannot be reasonably foreseen. In the event any PBS Party believes that a force majeure event has occurred, PBS shall advise Strouse, Adler thereof immediately in writing. In the event that Strouse, Adler believes that a force majeure event has occurred, it shall advise PBS immediately thereof in writing. As soon as possible after the giving of such a notice, the parties shall hold a joint meeting for the purpose of establishing the magnitude and type of the event and whether such event results in a partial or total suspension of the obligations of the party affected. The term for fulfillment of any obligation suspended by reason of force majeure shall be extended for the same period of time as the delay caused by the force majeure.


                                 ARTICLE XIII.

                                 Miscellaneous
                                 -------------

13.1 Entire Agreement. This Agreement and the Related Agreements together with
     ----------------
the schedules and exhibits hereto and thereto contain the entire understanding of the parties with respect to the subject matter hereof and thereof. All understandings, oral and written, and agreements heretofore had between the parties are merged in this Agreement and the Related Agreements. This Agreement and the Related Agreements supersede and replace the Letter of Intent by and among Strouse, Adler and PBS dated November 2, 1994.

13.2 Binding Effect; Assignment. The rights and obligations under this Agreement
     --------------------------
and any Related Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No PBS Party may assign its obligations under this Agreement or any Related Agreement without the written consent of Strouse, Adler, which consent shall not be unreasonably withheld. Any transaction or series of transactions which result in Peter Shalleck, Sandy Shalleck or Anselmo Rodriguez owning, individually or collectively, less than 67% of each PBS Party's voting securities or equity shall be deemed an assignment. The rights and obligations of Strouse, Adler under this Agreement and any Related Agreement may be assigned (i) to any Affiliate of Strouse, Adler; (ii) to any transferee of greater than fifty percent (50%) of the assets of Strouse, Adler; or (iii) in all other events, upon the consent of PBS, which consent shall not be unreasonably withheld. PBS shall have the right to receive such information as is necessary to assure it of the financial viability of any Strouse, Adler assignee.

13.3 Notices. Notice, demand, offer or other writing required or permitted to be
     -------
given under this Agreement or any Related Agreement shall be in writing and transmitted by hand-delivery, facsimile, or a nationally recognized overnight courier service as follows:

If to Strouse, Adler:

               The Strouse, Adler Company
               78 Olive Street
               New Haven, CT 06511
               Facsimile: (203) 789-8832
               Attention: Paul McDonald

     With a copy to:

               Brenner, Saltzman & Wallman
               217 Whitney Avenue
               New Haven, CT 06511
               Facsimile: (203) 562-2098
               Attention: Wayne A. Martino, Esq.


If to any PBS Party:

               PBS Enterprises, Ltd.
               56 Harrison Street
               New Rochelle, NY 10801
               Facsimile: (914) 235-8003
               Attention: Peter Blair Shalleck

     With a copy to:

               Gartner & Bloom, P.C.
               885 Second Avenue
               New York, NY 10017
               Facsimile: (212) 759-5842
               Attention: Stuart F. Gartner, Esq.

Any party shall have the right to change the place to which such notice shall be sent or delivered by a similar notice sent in like manner to all other parties.

13.4 Governing Law. This Agreement shall be governed by and interpreted in
     -------------
accordance with the laws of the State of Connecticut. Each of PBS, Maggie and Davedan hereby irrevocably consents to the in personam jurisdiction of the
                                           -- --------
United States District Court for the District of Connecticut and consents to service of process by certified mail care of Stuart F. Gartner, Esq. at the address provided in Section 13.3. Strouse, Adler hereby consents to service of process by certified mail care of Wayne A. Martino, Esq. at the address provided in Section 13.3. Any order or judgment entered in enforcing this Agreement or any Related Agreement may be actionable in Jamaica and no party hereto or thereto shall oppose the same.

13.5 Further Assurances. On a reciprocal basis, the PBS Parties and Strouse,
     ------------------
Adler agree to, at any time before or after the Closing, execute and deliver all additional documents, and do any other acts or things that may reasonably be requested by the other in order to perfect their respective rights and interests contemplated hereunder and that they each will aid in the prosecution, defense or other litigation with third persons arising from this Agreement, all without further consideration.

13.6 Rules of Construction. References in this Agreement or in any Related
     ---------------------
Agreement to "herein," "hereof" and "hereunder" shall be deemed to refer to this Agreement or such Related Agreement (as the case may be) and shall not be limited to any particular text, Article or Section in which such words appear. References in this Agreement or in any Related Agreement to "Exhibit," "Schedule," "Article" or "Section" shall be deemed to refer to the specific Exhibit, Schedule, Article or Section of this Agreement or such Related Agreement (as the case may be) indicated. The use of any gender shall include all genders and the use of any singular shall include the plural and vice versa as context may require. All dollar figures expressed herein shall, unless otherwise specifically indicated, be deemed to refer to lawful currency of the United States of America.

13.7 Joint Effort. The preparation of this Agreement and the Related Agreements
     ------------
has been a joint effort of the parties hereto and thereto and their legal counsel. All parties have participated in the negotiation and preparation of this Agreement and the Related Agreements at all times from the commencement of negotiations through the execution hereof and thereof and the resulting documents shall not be construed more strictly against any one of the parties than any other.

13.8 Severability. If any provision of this Agreement or any Related Agreement,
     ------------
or the application thereof, shall for any reason and to any extent be determined by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of this Agreement or such Related Agreement shall be interpreted so as best to reasonably effect the intent of the parties. The parties agree to further replace any such invalid or unenforceable provisions with valid and enforceable provisions designed to achieve, to the extent possible, the business purpose and intent of such invalid and unenforceable provisions.

13.9 Effectiveness. Neither this Agreement nor any Related Agreement shall be
     -------------
effective unless and until executed and delivered by each of the parties hereto.

13.10     Counterparts. This Agreement and the Related Agreements may be
          ------------
executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

13.11     Knowledge of PBS Parties. Whenever reference is made herein or in any
          ------------------------
Related Agreement to the knowledge of the PBS Parties of a subject, such reference shall be deemed to mean the actual knowledge of such PBS Party and the actual knowledge of any PBS Party or of any Shareholder shall be imputed to all PBS Parties.

     IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the date first above written.


THE STROUSE, ADLER COMPANY          PBS ENTERPRISES LTD.


/s/ Graeme Caulfield                /s/ Peter Blair Shalleck
----------------------------        ---------------------------------
By: Graeme Caulfield                By: Peter Blair Shalleck
Its: Vice President                 Its: President
     Price Operations

MAGGIE MANUFACTURING COMPANY,       DAVEDAN PROPERTIES, LTD.


/s/ Peter Blair Shalleck            /s/ Peter Blair Shalleck
----------------------------        ---------------------------------
By: Peter Blair Shalleck            By: Peter Blair Shalleck
Its: Managing Director              Its: Managing Director